UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 5, 2008
CARIBOU COFFEE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation	000-51535 (Commission File Number)	41-1731219 (I.R.S. Employer Identification No.)

3900 Lakebreeze Avenue, North, Brooklyn Center, MN (Address of principal executive offices)	55429 (Zip Code)
Registrant’s telephone number, including area code: 763-592-2200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Press Release
Internal Employee Communication

Item 2.02. Results of Operations and Financial Condition.
     On August 5, 2008, Caribou Coffee Company, Inc. (the “Company”) issued a press release containing information about the Company’s financial condition and results of operations for the quarterly period ended June 29, 2008. A copy of the press release is furnished as Exhibit 99.1.
     The information contained in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in the Current Report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
                   Arrangements of Certain Officers.
     On August 1, 2008, the Board of Directors of Caribou Coffee Company appointed Michael Tattersfield as the President and Chief Executive Officer of the Company effective immediately. On August 4, 2008, the Company issued an internal employee communication announcing the appointment of Mr. Tattersfield a copy of which is attached hereto as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description
99.1	Press Release of Caribou Coffee Company, Inc. dated August 5, 2008
99.2	Internal Employee Communication, dated August 4, 2008

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, hereunto duly authorized.
Date: August 5, 2008

CARIBOU COFFEE COMPANY, INC.
By:	/s/ Kaye R. O’Leary
Kaye R. O’Leary
Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of Caribou Coffee Company, Inc. dated August 5, 2008

99.2	Internal Employee Communication, dated August 4, 2008